------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 18, 2000





                      GREENWICH CAPITAL ACCEPTANCE, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                   333-34330              06-1199884
-------------------------------     -------------        ------------------
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
         Incorporation)              File Number)        Identification No.)


       600 Steamboat Road
     Greenwich, Connecticut                                     06830
--------------------------------                         ------------------
     (Address of Principal                                    (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

------------------------------------------------------------------------------


Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Mortgage Pass-Through Certificates, Series 2000-FRB2, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain computational materials, including a structural term sheet and collateral term sheets (collectively, the "Computational Materials"), for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     The Computational Materials are attached hereto as Exhibit 99.1. These Computational Materials supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

     Item 7. Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Computational Materials.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREENWICH CAPITAL ACCEPTANCE, INC.



                                By:  /s/John Paul Graham
                                     -------------------------
                                     Name:  John Paul Graham
                                     Title: Vice President


Dated:  October 18, 2000



Exhibit Index
-------------


Exhibit                                                             Page
-------                                                             ----

99.1     Computational Materials                                      8